Pilgrim America Prime Rate Trust







                              FIRST QUARTER REPORT

                                  MAY 31, 1998

                        Pilgrim America Prime Rate Trust


                              FIRST QUARTER REPORT

                                  May 31, 1998

                                   --------

                               Table of Contents



                Chairman's Message ..........................   2
                Letter to Shareholders ......................   3
                Shareholder Letter Footnotes ................   6
                Statistics and Performance ..................   7
                Performance Footnotes .......................   9
                Additional Notes and Information ............  10
                Portfolio of Investments ....................  11
                Statement of Assets and Liabilities .........  20
                Statement of Operations .....................  21
                Statements of Changes in Net Assets .........  22
                Statement of Cash Flows .....................  23
                Financial Highlights ........................  24
                Notes to Financial Statements ...............  26
                Fund Advisors and Agents ....................  33

                                   --------

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the First Quarter Report for Pilgrim America Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Manager will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find this quarter's results a reflection of Pilgrim America's philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

 1. Preservation of capital

 2. Participation in rising markets

 3. Outperformance in falling markets

Thank you for selecting Pilgrim America Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.




Sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.
July 16, 1998
                                       2
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                       Pilgrim America Prime Rate Trust

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 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

For the quarter ended May 31, 1998, Pilgrim America Prime Rate Trust (the "Trust") continued to be ranked first in the Loan Participation Fund category established by Lipper Analytical Services, Inc. ("Lipper"). For the one, three, five and ten year periods ended May 31, 1998, the Trust ranked first among eight, six, five and one funds, respectively(1). Dividends declared during the quarter totaled $0.209 which, based on quarter ending net asset value ("NAV") equated to a rate of 8.86% per annum. During the period the Prime Rate was 8.50% and 60-day LIBOR averaged 5.618%. The Trust's dividend adjusted month-end NAV during the quarter ranged between $9.27 and $9.29. Thus, the Trust accomplished its objectives of delivering a high current yield consistent with the preservation of capital.

Market Place

Merger and acquisition activity has continued at a high level for most of the past twelve months. Consequently, the past quarter has produced a large number of new transactions for the Trust to consider as potential investments.

Continued robust supply has been more than matched by new institutional investors entering the market. At this time last year, we highlighted the development of Collateralized Loan Obligations. These structured vehicles continue to be a factor. We have also witnessed the advent of several new funds and other marketing strategies which facilitate the more rapid growth of existing funds in the senior floating rate asset class. Alternatively, the continued amalgamation of North American banks and the retreat by foreign banks from the U.S. corporate finance market has mitigated the impact that increased demand might otherwise have produced.

The result has been gradual reductions in spreads. At the margin, returns have fallen by about 30 basis points. This decline does not flow immediately to shareholders as lower investment income since only part of the Trust's portfolio turns over in a given period. We estimate re-pricing as a result of turnover to affect about 30% of the portfolio each year.

Asset Quality

We continue to focus on asset quality. Credit risk is the critical factor determining NAV stability. The distinguishing characteristic of Senior Floating Rate Loans compared to other forms of comparable debt is the rates of recovery experienced in the event of default. Defaults are an inevitable consequence of making loans. The Trust has and will suffer defaults. As of May 31, 1998, non-performing assets
                                       3
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                       Pilgrim America Prime Rate Trust

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 LETTER TO SHAREHOLDERS
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represented  0.82%  of  total  assets compared to 0.97% as of February 28, 1998.
Historically, recoveries have been more than double the recoveries found in more junior parts of the capital structure. We pass on to the market regular information on the level of non-performing assets in the portfolio as an indicator of potential losses. The asset values set out in the Portfolio of Investments give management's view of likely recoveries. Generally, we have seen no major deterioration in credit quality, but there has been some isolated evidence of stress, such as Boston Chicken, Inc., Centennial Resources and
Clarity   Telecommunications.   It  is  possible  that  one  or  more  of  these
investments may become non-performing. As we have pointed out before, the diversification practiced by the Trust seeks to ensure that the impact of non-performance would not be measurable in income terms. Of course, there can be no guarantees. Historically, high eventual recovery rates have allowed investors in the senior floating rate asset class to achieve relatively high returns even on defaulted transactions.

To further illustrate diversification, the following chart compares the Trust's ten largest industries as a % of total senior loans at May 31, 1998, to the same industries of the primary market, for new transactions during the current quarter.

                               TOP TEN INDUSTRIES

                 Industry                       % Portfolio     % Primary Market
                 --------                       -----------     ----------------

Healthcare, Education & Childcare ...........       12.5              15.3
Media* ......................................        9.6               6.8
Beverage, Food & Tobacco ....................        7.1               4.0
Automobile ..................................        6.6               6.7
Buildings & Real Estate .....................        6.3               1.5
Telecommunications ..........................        5.7               8.5
Personal, Food & Miscellaneous Services .....        5.5               1.7
Chemicals, Plastics & Rubber ................        4.8               6.7
Electronics .................................        4.1               6.0
Diversified/Conglomerate Services ...........        3.5               1.7

------------
* Includes the broadcast, and printing and publishing industries to more closely resemble the syndicate loan market.
                                       4
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                       Pilgrim America Prime Rate Trust

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 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Portfolio Changes

During the quarter new investments have included New Piper Aircraft, Federal Mogul, Capstar Radio Broadcasting, and Purina Mills, Inc. Transactions sold or repaid include American Axle & Manufacturing, Amscan Holdings, Behr Process
Corp., Intesys Technologies, Inc., Koppers Industries, Inc., PSC Incorporated and Telex Communications Group.

Outlook

We expect spreads and fees earned on investments to continue to be soft, although we believe that we may have reached a low point for the time being. We expect to be able to maintain investment income by remaining fully leveraged and by marginally lowering the cost of borrowing by the Trust. This latter benefit will be experienced at least in part during the quarter ending August 31, 1998.

We believe the prospects for a change in short-term interest rates are mixed. Inflation remains subdued and Asia's woes have rippled into the North American economies. Asia has clearly slowed growth rates for many American and Canadian companies. Asia has also delivered somewhat lower raw materials prices to several businesses. As a result, a rise in interest rates is unlikely in the near term. It is also too early to forecast a slowing of the economy sufficiently great to persuade the Federal Reserve to ease monetary policy.

Please contact us with your questions and comments.

Yours sincerely,


/s/ Howard Tiffen

Howard Tiffen
President
Chief Operating Officer
Senior Portfolio Manager
Pilgrim America Prime Rate Trust
                                       5
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                       Pilgrim America Prime Rate Trust

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 SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

(1) Lipper ranked the Trust for total return, without deducting sales charges and assuming reinvestment of all dividends and capital gains distributions but not reflecting the January 1995 and November 1996 rights offerings. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the rights offering, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999. For the one, three, five and ten-year periods ended June 30, 1998, Lipper ranked the Trust first among eight, six, five and one funds, respectively.
                                       6
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                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of May 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PORTFOLIO CHARACTERISTICS

        Net Assets                                       $1,101,574,674
        ---------------------------------------------------------------
        Assets Invested in Senior Loans                  $1,486,495,714
        ---------------------------------------------------------------
        Total Number of Senior Loans                                140
        ---------------------------------------------------------------
        Average Amount Outstanding per Loan              $   10,617,827
        ---------------------------------------------------------------
        Total Number of Industries                                   29
        ---------------------------------------------------------------
        Portfolio Turnover Rate                                     28%
        ---------------------------------------------------------------
        Average Loan Amount per Industry                 $   51,258,473
        ---------------------------------------------------------------
        Weighted Average Days to Interest Rate Reset            43 days
        ---------------------------------------------------------------
        Average Loan Maturity                                 69 months
        ---------------------------------------------------------------
        Average Age of Loans Held in Portfolio                10 months
        ---------------------------------------------------------------

   * Includes loans and other debt received through restructures

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           TOP 10 INDUSTRIES AS A % OF

                                             NET ASSETS      TOTAL ASSETS

    Healthcare, Education and Childcare          16.8%          11.9%
    Beverage, Food and Tobacco                    9.5%           6.7%
    Automobile                                    8.9%           6.3%
    Buildings & Real Estate                       8.4%           6.0%
    Broadcasting                                  8.1%           5.7%
    Telecommunications                            7.7%           5.5%
    Personal, Food and Misc. Services             7.5%           5.3%
    Chemicals, Plastics and Rubber                6.4%           4.5%
    Electronics                                   5.5%           3.9%
    Printing and Publishing                       4.8%           3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          TOP 10 SENIOR LOANS AS A % OF

                                              NET ASSETS     TOTAL ASSETS

    Laidlaw Environmental Services, Inc.          3.6%           2.6%
    MAFCO Financial Corp.                         3.3%           2.4%
    Integrated Health Services                    2.7%           1.9%
    Nextel Finance Co.                            2.4%           1.7%
    Community Health Systems                      2.2%           1.6%
    Federal Mogul                                 2.2%           1.5%
    Ventas, Inc.                                  2.1%           1.5%
    Papa Gino's, Inc.                             1.9%           1.3%
    24-Hour Fitness, Inc.                         1.8%           1.3%
    Florida Panthers Holdings                     1.8%           1.3%

--------------------------------------------------------------------------------
                                       7
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                       Pilgrim America Prime Rate Trust

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 STATISTICS AND PERFORMANCE as of May 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION RATES*

                                  SEC 30-Day     SEC 30-Day        Annualized         Annualized
                       Prime       Yield at       Yield at        Distribution       Distribution
Quarter-ended          Rate         NAV A,D        MKT A,D      Rate at NAV C,D     Rate at MKT C,D
---------------------------------------------------------------------------------------------------
May 31, 1998            8.50%         9.67%          8.82%            8.86%               8.09%
---------------------------------------------------------------------------------------------------
February 28, 1998*      8.50%         8.60%          7.77%            8.75%               7.92%
---------------------------------------------------------------------------------------------------
November 30, 1997       8.50%         9.72%          9.15%            8.82%               8.08%
---------------------------------------------------------------------------------------------------
August 31, 1997         8.50%         8.58%          7.95%            8.82%               8.19%
---------------------------------------------------------------------------------------------------

This table sets forth the Trust's monthly dividend performance which is summarized quarterly.

* Distribution Rates exclude the special dividend of $0.02875/share declared December 19, 1997.

Including the special dividend results in a distribution rate @ NAV of 10.00%, and a distribution rate @ MKT of 9.05%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS

                                               NAV                MKT
    ------------------------------------------------------------------------
    1 Year                                     8.54%              11.97%
    ------------------------------------------------------------------------
    3 Years                                    8.37%              14.20%
    ------------------------------------------------------------------------
    5 Years                                    8.15%              11.14%
    ------------------------------------------------------------------------
    10 Years                                   8.55%                N/A
    ------------------------------------------------------------------------
    Since Trust Inception G,I                  8.50%                N/A
    ------------------------------------------------------------------------
    Since Initial Trading on NYSE H             N/A               11.45%
    ------------------------------------------------------------------------

    Assumes rights were exercised and excludes sales charges and commissions C,D,E,F

--------------------------------------------------------------------------------

   Performance data represents past performance and is no guarantee of future results.

                      See performance footnotes on page 9.
                                       8
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                       Pilgrim America Prime Rate Trust

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 PERFORMANCE FOOTNOTES
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(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividend declared each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual returns on an NAV basis and assuming rights were exercised through May 31, 1998 were 8.54% and 8.15% for the one and five year periods, respectively. The Trust's average annual total return on an NAV basis with a 3% sales charge and assuming rights were exercised through May 31, 1998, was 8.22% for the ten-year period. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) As part of the rights offering, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(E) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. The offering was completed on January 27, 1995.

(F) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $5,926,209 were charged against the offering proceeds.

(G)  Inception Date -- May 12, 1988.

(H)  Initial Trading on NYSE -- March 9, 1992.

(I)  Reflects Partial Waiver of Fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.
                                        9
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                       Pilgrim America Prime Rate Trust

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 ADDITIONAL NOTES AND INFORMATION
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SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 1998 Dividends:

            DECLARATION DATE      EX-DATE         PAYABLE DATE

            January 30            February 6      February 24
            February 27           March 6         March 23
            March 26              April 8         April 22
            April 30              May 7           May 22
            May 29                June 8          June 22
            June 30               July 8          July 22
            July 31               August 6        August 24
            August 31             September 8     September 22
            September 30          October 8       October 22
            October 30            November 6      November 23
            November 30           December 8      December 22
            December 21           December 29     January 13, 1999

            Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.
                                       10
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                       Pilgrim America Prime Rate Trust

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 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                 SENIOR LOANS*

         (Dollar weighted portfolio interest reset period is 43 days)

Principal
Amount                                                                          Loan       Stated
(000's)                              Industry/Borrower                          Type      Maturity         Value
-------                              -----------------                          ----      --------         -----
              Aerospace and Defense: 3.1%
$   8,910     Erickson Air-Crane Co. (heavy lift helicopters)                  Term B     12/31/04     $ 8,910,000
   10,000     New Piper Aircraft (aircraft manufacturer)                       Term       04/15/05      10,000,000
    6,015     Technetics Corp. (aircraft engine components)                    Term       06/20/02       6,015,152
    9,355     Tri Star/Odyssey, Inc. (aerospace hardware distributor)          Term       09/30/03       9,355,000
                                                                                                       -----------
                                                                                                        34,280,152
                                                                                                       -----------
              Automobile: 8.9%
   15,000     Breed Technologies (airbags/seatbelts)                           Term B     04/27/06      15,000,000
    9,975     Cambridge Industries, Inc. (automotive plastics)                 Term B     06/30/05       9,975,000
    9,426     Capital Tool & Design (brake backing plates)                     Term B     07/19/03       9,425,944
    9,193     Federal Mogul (automotive parts)                                 Term       06/30/99       9,192,784
   14,907      Federal Mogul                                                   Term       12/31/05      14,907,216
   10,000     Global Metal Technologies (automotive parts)                     Term B     03/12/05      10,000,000
    2,757     Hayes Wheels International (automotive wheels)                   Term B     07/31/04       2,757,405
    2,230      Hayes Wheels International                                      Term C     07/31/05       2,230,127
   12,500     Keystone Automotive (automotive aftermarket specialty parts)     Term B     03/31/04      12,500,000
    6,250     Safelite Glass Corp. (automobile windshield replacement)         Term B     12/23/04       6,250,000
    6,250      Safelite Glass Corp.                                            Term C     12/23/05       6,250,000
                                                                                                       -----------
                                                                                                        98,488,476
                                                                                                       -----------
              Beverage, Food and Tobacco: 9.5%
    6,950     Arrowhead Mills, Inc. (natural foods)                            Term B     10/31/04       6,950,000
    3,625     Aurora Foods (pancake mixes, syrups)                             Term B     12/31/05       3,625,000
    3,625      Aurora Foods                                                    Term C     06/30/06       3,625,000
    2,025     Del Monte Corp. (food manufacturing and distribution)            Term B     03/31/05       2,025,000
    8,080      Del Monte Corp.                                                 Term B     03/31/05       8,080,190
    2,593     Edward's Baking Co. (food service bakery)                        Term A     09/30/03       2,592,577
    3,317      Edward's Baking Co.                                             Term B     09/30/05       3,316,667
    3,317      Edward's Baking Co.                                             Term C     09/30/05       3,316,667
   13,895     Empire Kosher Poultry (kosher chicken and poultry)               Term B     07/31/04      13,895,000
   12,500     Favorite Brands International (confectionary manufacturer)       Term B     05/19/05      12,500,000
    9,477     Imperial Holly Corp. (sugar producer)                            Term A     12/31/05       9,476,635
    8,280      Imperial Holly Corp.                                            Term B     12/31/05       8,280,079
    8,603     Snapple Beverage Co. (soft drink manufacturer)                   Term B     06/01/04       8,603,233
    8,603      Snapple Beverage Co.                                            Term C     06/01/05       8,603,233
    6,088     Van De Kamp's (frozen foods)                                     Term B     04/30/03       6,088,299
    3,825      Van De Kamp's                                                   Term C     09/30/03       3,824,924
                                                                                                       -----------
                                                                                                       104,802,504
                                                                                                       -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                   Loan          Stated
(000's)                         Industry/Borrower                        Type         Maturity        Value
-------                         -----------------                        ----         --------        -----
             Broadcasting: 8.1%
$  10,163    Benedek Broadcasting Television Corp. (broadcasting)     Axel A (A)      12/31/04     $10,162,679
    4,759     Benedek Broadcasting Television Corp.                   Axel B (A)      12/31/04       4,759,310
    5,000    Capstar Radio Broadcasting (radio broadcasting)          Term B          05/29/05       5,000,000
      903    Classic Cable (rural cable system operator)              Revolver        06/30/05         902,534
    1,701     Classic Cable                                           Term A          03/31/05       1,700,973
   15,273     Classic Cable                                           Term B          06/30/03      15,273,476
    7,463    Entravision (Spanish broadcast television)               Term B          12/31/04       7,462,500
   10,000    FrontierVision (cable television)                        Term B          03/31/06      10,000,000
   10,000    Intermedia Partners IV (cable television)                Term            01/01/05      10,000,000
    5,000    Intermedia Partners VI (cable television)                Hybrid          03/23/08       5,000,000
    1,776    Liberman Broadcasting, Inc. (broadcasting)               Revolver        03/31/05       1,776,000
    8,000     Liberman Broadcasting, Inc.                             Term B          09/30/05       8,000,000
    9,250    Retlaw Broadcasting, LLC (television stations)           Term B          04/30/06       9,250,000
                                                                                                   -----------
                                                                                                    89,287,472
                                                                                                   -----------
             Buildings and Real Estate: 8.4%
    6,000    Dayton Superior (concrete/masonry accessories)           Term            09/29/05       6,000,000
   10,969    Falcon Building Products (building products)             Term B          06/30/05      10,968,571
    3,584    Goodman Manufacturing Co., L.P.
              (air conditioning manufacturer)                         Term B          09/30/04       3,583,630
    3,584     Goodman Manufacturing Co., L.P.                         Term C          09/30/05       3,583,630
    6,600    Home Decor Group (home accessories)                      Term B          03/12/04       6,600,000
    3,400     Home Decor Group                                        Term C          03/12/05       3,400,000
    7,980    Kevco, Inc. (manufactured home components)               Term B          02/02/05       7,980,000
    4,000    The Presley Companies (homebuilder)                      Revolver        05/30/98       4,000,000
   13,895    Tree Island Industries (nail and wire products)          Term B          03/31/03      13,895,000
      794    United Building Materials, Inc. (stone and concrete
              products)(1)                                            Term            12/31/99         794,153
   23,333    Ventas, Inc. (real estate investment trust)              Term D          05/05/03      23,333,333
    4,040    Werner Holding Co. (ladders)                             Term B          11/30/04       4,039,875
    4,938     Werner Holding Co.                                      Term C          11/30/05       4,937,625
                                                                                                   -----------
                                                                                                    93,115,817
                                                                                                   -----------
             Cargo Transport: 3.3%
   12,058    Atlas Freighter Leasing (air cargo carrier)              Term            05/29/04      12,057,835
    4,732    Evergreen International (air cargo carrier)              Term B          05/31/03       4,731,993
   10,000    Omnitrax, Inc. (rail operator)                           Term            05/12/05      10,000,000
    4,620    Oshkosh Trucking (specialized truck manufacturer)        Term B          03/01/04       4,620,000
    4,620     Oshkosh Trucking                                        Term C          03/01/04       4,620,000
                                                                                                   -----------
                                                                                                    36,029,828
                                                                                                   -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                         Loan         Stated
(000's)                               Industry/Borrower                        Type        Maturity        Value
-------                               -----------------                        ----        --------        -----
                  Chemicals, Plastics and Rubber: 6.4%
$  10,000         Acadia Elastomers Corp. (specialty chemicals)               Term         03/21/04     $10,000,000
   11,311         Cedar Chemical Corp. (specialty chemicals)                  Term B       10/30/03      11,311,415
    3,572         Foamex, L.P. (polyurethane foam)                            Term B       06/30/05       3,571,865
    3,247          Foamex, L.P.                                               Term C       06/30/06       3,247,150
    4,583         GEO Specialty Chemicals (specialty chemicals)               Term A       09/25/02       4,583,333
    9,900          GEO Specialty Chemicals                                    Term B       03/25/04       9,900,000
    1,944         Huntsman Chemical (specialty chemicals)                     Term B       03/15/04       1,944,286
    1,944          Huntsman Chemical                                          Term C       03/15/04       1,944,286
    2,138         Huntsman Corp. (industrial chemicals)                       Revolver     12/31/02       2,137,609
      684          Huntsman Corp.                                             Term A       12/31/02         683,823
    5,000          Huntsman Corp.                                             Term B       12/31/05       5,000,000
    5,102         NEN Life Sciences Products (biochemicals)                   Term B       12/31/04       5,102,041
    6,500         Sunbelt Manufacturing LLC (plastics manufacturer)           Term B       09/30/04       6,500,000
    4,807         Texas Petrochemical Corp. (industrial chemicals)            Term B       06/30/04       4,806,732
                                                                                                        -----------
                                                                                                         70,732,540
                                                                                                        -----------
                  Containers, Packaging and Glass: 0.4%
    2,786         Calmar, Inc. (non-aerosol fluid dispensing systems)         Term A       09/15/03       2,785,714
    2,089          Calmar, Inc.                                               Term B       03/15/04       2,089,286
                                                                                                        -----------
                                                                                                          4,875,000
                                                                                                        -----------
                  Diversified/Conglomerate Manufacturing: 0.0%
      276   @     KDI Corp. (defense and leisure products) (2)                Term A           N/A           16,791
       13   @      KDI Corp. (2)                                              Term B           N/A           13,187
                                                                                                        -----------
                                                                                                             29,978
                                                                                                        -----------
                  Diversified/Conglomerate Services: 4.8%
   36,750         MAFCO Financial Corp. (diversified services and
                   entertainment)                                             Term A       04/16/00      36,750,000
    8,814         Outsourcing Solutions (accounts receivable management)      Term B       11/06/03       8,813,641
    6,918          Outsourcing Solutions                                      Term C       10/15/04       6,918,087
                                                                                                        -----------
                                                                                                         52,481,728
                                                                                                        -----------
                  Ecological: 4.5%
    4,861         Clean Harbors (environmental services)                      Term         05/08/00       4,860,698
   20,000         Laidlaw Environmental Services, Inc. (waste management)     Term B       04/03/05      20,000,000
   20,000          Laidlaw Environmental Services, Inc.                       Term C       04/03/06      20,000,000
    4,875         Rumpke (waste management)                                   Term         09/25/02       4,875,000
                                                                                                        -----------
                                                                                                         49,735,698
                                                                                                        -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                         Loan           Stated
(000's)                             Industry/Borrower                          Type          Maturity       Value
-------                             -----------------                          ----          --------       -----
              Electronics: 5.5%
$   5,676     Anacomp, Inc. (document storage and imaging)                    Term           02/28/01    $5,676,466
    7,406     Celestica (diversified electronic device manufacturer)          Term B         06/30/03     7,406,250
    7,000     Details, Inc. (circuit board manufacturer)                      Term B         10/27/04     7,000,000
    5,000     Dictaphone Acquisition, Inc. (dictation and recording
               equipment)                                                     Term C         06/30/03     5,000,000
   10,294     Fairchild Semiconductor Corp. (electronic equipment)            Term C         03/11/03    10,293,781
    5,674     Intri-Plex Technologies, Inc. (disk drive component
               manufacturer)                                                  Term           09/30/02     5,673,913
    9,357     OK Industries, Inc. (circuit board manufacturing systems)       Term           10/31/02     9,357,143
    9,841     Sarcom, Inc. (systems integration)                              Term           11/20/02     9,841,270
                                                                                                         ----------
                                                                                                         60,248,823
                                                                                                         ----------
              Farming and Agriculture: 0.8%
    9,000     Purina Mills, Inc. (food products)                              Term           03/10/07     9,000,000
                                                                                                         ----------

              Finance: 3.5%
    8,000     Bridge Information Systems (news services)                      Term B         05/29/05     8,000,000
    7,467     National Partnership Investments Corp. (asset management)       Term           06/30/01     7,466,667
    8,069     Neff Corp. (equipment rental)                                   Revolver       05/01/03     8,069,017
   10,000     Value Asset Management, Inc. (money management)                 Sub. Term      04/28/99    10,000,000
    5,000      Value Asset Management, Inc.                                   Term B         04/28/03     5,000,000
                                                                                                         ----------
                                                                                                         38,535,684
                                                                                                         ----------
              Grocery: 2.6%
   16,797     Schwegmann Giant Supermarket (Louisiana supermarkets)           Term B         01/31/04    16,797,216
    9,316     Star Markets Co., Inc. (Boston area supermarkets)               Term B         12/31/02     9,316,040
    2,890      Star Markets Co., Inc.                                         Term C         12/31/03     2,889,885
                                                                                                         ----------
                                                                                                         29,003,141
                                                                                                         ----------
              Healthcare, Education and Childcare: 16.8%
    4,103     Alaris Medical Systems (infusion pumps)                         Term B         11/30/03     4,102,525
    4,103      Alaris Medical Systems                                         Term C         11/30/04     4,102,525
    3,861      Alaris Medical Systems                                         Term D         05/31/05     3,861,200
    1,995     Alliance Imaging, Inc. (diagnostic services)                    Term A         12/18/03     1,995,000
    9,476      Alliance Imaging, Inc.                                         Term C         08/09/04     9,476,250
    8,938     Community Health Systems (hospitals)                            Term B         12/31/03     8,938,356
    8,938      Community Health Systems                                       Term C         12/31/04     8,938,356
    6,712      Community Health Systems                                       Term D         12/31/05     6,712,329
    6,000     Covenant Care, Inc. (long-term healthcare facilities)           Term           06/30/99     6,000,000
    2,926     Dade International (medical testing equipment manufacturer)     Term B         12/31/04     2,925,857
    2,926      Dade International                                             Term C         12/31/04     2,925,857
   10,009      Dade International                                             Term D         12/31/04    10,009,298
    9,770     Graphic Controls Corp. (industrial and medical charts)          Term B         09/28/03     9,769,855

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                     Loan            Stated
(000's)                           Industry/Borrower                        Type           Maturity        Value
-------                           -----------------                        ----           --------        -----
             Healthcare, Education and Childcare (continued)
$   2,762    Hanger Orthopedics Group
              (orthopedic and prosthetic services)                        Term B          12/31/01    $ 2,761,612
   12,500    Healthcare America, Inc. (youth psychiatric care)            Term B          06/30/04     12,500,000
   10,000    Integrated Health Services (long-term subacute care)         Term B          09/30/04     10,000,000
   20,000     Integrated Health Services                                  Term C          12/31/05     20,000,000
    6,250    Magellan Health Services (managed behavioral care)           Term B          02/12/05      6,250,000
    6,250     Magellan Health Services                                    Term C          02/12/06      6,250,000
    5,000    Paragon Health Network, Inc. (nursing homes)                 Term B          03/31/05      5,000,000
    5,000     Paragon Health Network, Inc.                                Term C          03/31/06      5,000,000
    9,950    SMT Health (mobile MRI systems)                              Term            08/31/03      9,950,000
    5,593    Sun Healthcare (nursing homes)                               Term B          10/01/04      5,592,526
    5,593     Sun Healthcare                                              Term C          10/01/05      5,592,526
   16,667    Vencor, Inc. (long-term care facility operator)              Term A          05/05/05     16,666,667
                                                                                                      -----------
                                                                                                      185,320,739
                                                                                                      -----------
             Home and Office Furnishings, Housewares and
               Durable Consumer Products: 4.3%
    4,500    All Clad (pots and pans)                                     Term A          03/18/04      4,500,000
    3,000     All Clad                                                    Term C          03/18/05      3,000,000
    6,965    Desa International (heaters and fireplaces)                  Term            11/26/04      6,965,000
   15,802    ICON Health & Fitness Co. (exercise equipment)               Term B          11/14/01     15,801,874
    1,436    Panolam (design and manufacture wood paneling)               Term A          01/31/03      1,436,063
    8,515     Panolam                                                     Term B          01/31/03      8,514,713
    4,866     Panolam                                                     Term C          01/31/03      4,865,550
    2,000     Panolam                                                     Term D          01/31/03      2,000,000
                                                                                                      -----------
                                                                                                       47,083,200
                                                                                                      -----------
             Hotels, Motels, Inns and Gaming: 1.7%
    6,961    Interstate Hotels Corp. (hotel management and ownership)     Term C          06/25/04      6,961,111
    2,186    Palace Station (gaming)                                      Revolver A      09/30/00      2,185,699
    9,244     Palace Station                                              Revolver B      09/30/00      9,244,433
                                                                                                      -----------
                                                                                                       18,391,243
                                                                                                      -----------
             Insurance: 0.6%
    6,338    TRG Holdings Corp. (insurance run-off)                       Term            01/31/03      6,337,500
                                                                                                      -----------

             Leisure, Amusement, Motion Pictures and
               Entertainment: 4.5%
    3,750    AMFAC Parks and Resorts (park services operator)             Term B          09/04/04      3,750,000
    3,750     AMFAC Parks and Resorts                                     Term C          09/30/04      3,750,000
   20,000    Florida Panthers Holdings, Inc. (investment holding)         Bridge          07/23/98     20,000,000
    9,975    Four Media Co. (film services)                               Term B          09/10/04      9,975,000
    5,000    SFX Entertainment (live entertainment management)            Term            03/01/04      5,000,000
    7,157    Worldwide Sports & Recreation Corp.
              (optics, sports products)                                   Term B          03/31/01      6,977,665
                                                                                                      -----------
                                                                                                       49,452,665
                                                                                                      -----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                    Loan        Stated
(000's)                           Industry/Borrower                       Type       Maturity       Value
-------                           -----------------                       ----       --------       -----
              Machinery (Nonagriculture, Nonconstruction,
                Nonelectronic): 0.7%
$   7,474     Clearing - Niagara (metal stamping press manufacturer)     Term        10/18/04    $7,473,571
                                                                                                 ----------

              Mining, Steel, Iron and Nonprecious Metals: 3.2%
    5,925     Cable Systems International (cable wire manufacturer)      Term B      10/04/02     5,925,000
    3,269     Centennial Resources (coal mining)                         Term A      03/31/02     3,105,769
    8,510      Centennial Resources                                      Term B      03/31/04     8,084,134
    9,750     GS Technologies (metal products)                           Term        09/30/02     9,750,000
      408     National Refractories, Inc. (kiln lining materials)        Term B      09/30/99       407,771
    3,270      National Refractories, Inc.                               Term C      09/30/99     3,269,726
    5,000     Scovill Fasteners, Inc. (fasteners)                        Term A      11/26/03     5,000,000
                                                                                                 ----------
                                                                                                 35,542,400
                                                                                                 ----------
              Oil and Gas: 1.8%
   11,500     Cardinal Services, Inc. (oil field services)               Term B      03/10/05    11,500,000
    1,496     Perf-O-Log (oil field services)                            Term        08/11/03     1,496,250
    3,980      Perf-O-Log                                                Term B      08/11/03     3,980,000
    2,500      Perf-O-Log                                                Term C      08/11/04     2,500,000
                                                                                                 ----------
                                                                                                 19,476,250
                                                                                                 ----------
              Personal, Food and Miscellaneous Services: 7.5%
   14,678     Boston Chicken, Inc. (home meal replacement)               Lease/      12/12/01    14,678,222
                                                                         Term C
    4,992     Brickman Group, Inc. (landscaping)                         Term B      12/31/05     4,992,308
   19,000     Coinmach Laundry Corp. (laundry)                           Term B      06/30/05    19,000,000
      389     Denamerica Corp. (quick service restaurant franchisee)     Term        12/31/01       388,702
    2,546     Long John Silvers, Inc. (quick service seafood
               restaurant chain)                                         Term B      09/30/02     2,290,963
    5,827     Papa Gino's, Inc. (quick service restaurants)              Term A      02/19/02     5,826,673
   15,017      Papa Gino's, Inc.                                         Term B      02/19/04    15,017,002
    6,500     24-Hour Fitness, Inc. (health club operator)               Term A      12/31/02     6,500,000
   13,500      24-Hour Fitness, Inc.                                     Term B      12/31/04    13,500,000
                                                                                                 ----------
                                                                                                 82,193,870
                                                                                                 ----------
              Personal and Nondurable Consumer
                Products (Manufacturing Only): 2.6%
    1,186     AM Cosmetics (cosmetics and skin care products)            Term A      06/30/03     1,185,898
    8,687      AM Cosmetics                                              Term B      12/31/04     8,687,484
    4,093     Duo-Tang, Inc. (report cover manufacturer)                 Term A      12/31/02     4,093,010
    5,304      Duo-Tang, Inc.                                            Term B      12/31/02     5,304,180
    9,750     Medtech Products, Inc. (non-prescription consumer
               medications)                                              Term B      10/15/02     9,750,000
                                                                                                 ----------
                                                                                                 29,020,572
                                                                                                 ----------

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                               Loan        Stated
(000's)                                   Industry/Borrower                          Type       Maturity          Value
-------                                   -----------------                          ----       --------          -----
                   Printing and Publishing: 4.8%
$   6,738          Bankers Systems, Inc. (banking industry compliance services)     Term B      11/01/02    $   6,737,500
   19,271          Eastern Pulp and Paper (specialty paper)                         Term        08/31/04       19,270,831
    8,000          Jefferson Smurfit (pulp and paper products)                      Term B      03/23/06        8,000,000
   12,250          Stone Container (pulp and paper products)                        Term D      10/01/03       12,250,000
    3,345          Von Hoffman Press, Inc. (textbook manufacturer)                  Term B      05/29/04        3,344,643
    3,345           Von Hoffman Press, Inc.                                         Term C      05/29/05        3,344,643
                                                                                                            -------------
                                                                                                               52,947,617
                                                                                                            -------------
                   Retail Stores: 4.5%
    6,916    @     Color Tile, Inc. (home improvement retailer) (3)                 Term D      12/31/98        2,005,576
   11,898          Liberty House, Inc. (Hawaii department store chain) (4)          Term B      06/30/02       10,708,291
   12,356          Murray's Discount Auto Parts (auto parts retailer)               Term        06/30/03       12,355,769
    5,000          Nebraska Book Co. (wholesale and retail textbooks)               Term B      04/30/04        5,000,000
    5,347          Peebles, Inc. (department store chain)                           Term A      04/30/01        5,347,703
    7,751           Peebles, Inc.                                                   Term B      04/30/02        7,750,897
    5,963          TravelCenters of America (road transport service centers)        Term B      03/27/05        5,962,500
                                                                                                            -------------
                                                                                                               49,130,736
                                                                                                            -------------
                   Telecommunications: 7.7%
    8,827          Clarity Telecommunications (telecommunications service)          Term B      07/01/03        8,827,053
    8,120          Commnet (PCS services)                                           Term A      09/30/05        8,120,000
    1,173           Commnet                                                         Term B      09/18/06        1,172,903
    2,323           Commnet                                                         Term C      03/18/07        2,322,920
    6,504           Commnet                                                         Term D      09/18/07        6,504,177
   26,500          Nextel Finance Co. (personal communications services)            Term B      09/30/06       26,500,000
    9,725          Omnipoint Communications, Inc. (PCS services)                    Term A      02/17/06        9,724,576
    2,775           Omnipoint Communications, Inc.                                  Term B      02/17/06        2,775,424
    2,625          Pacific Coin (private pay phone operator)                        Term A      12/31/02        2,625,000
    6,750           Pacific Coin                                                    Term B      12/31/04        6,750,000
   10,000          Teletouch Communications (rural paging services)                 Term B      11/30/04       10,000,000
                                                                                                            -------------
                                                                                                               85,322,053
                                                                                                            -------------
                   Textiles and Leather: 4.4%
    6,358          Harriet & Henderson (yarn manufacturer)                          Term A      06/12/00        6,358,243
    6,825          Humphreys, Inc. (belts and personal leather goods)               Term B      11/15/03        6,825,000
   10,000          Polymer Group (polyolefin products manufacturer)                 Term B      01/31/06       10,000,000
   12,830          Targus Group International, Inc. (luggage)                       Term B      01/05/05       12,830,357
    2,143           Targus Group International, Inc.                                Term C      01/05/05        2,142,857
   10,000          Tartan Textile Services (linen rental services)                  Term B      05/13/05       10,000,000
                                                                                                            -------------
                                                                                                               48,156,457
                                                                                                            -------------
                   Total Senior Loans -- 134.9%                                                             1,486,495,714
                                                                                                            -------------
                   (Cost $1,493,589,765)

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                             OTHER CORPORATE DEBT

 Principal
  Amount                                                         Loan        Stated
 (000's)                    Industry/Borrower                    Type       Maturity          Value
 -------                    -----------------                    ----       --------          -----
             Diversified/Conglomerate Manufacturing: 0.6%
 $6,000      Capital Tool & Design (brake backing plates)     Sub. Note     07/26/03     $   6,000,000
                                                                                         -------------
               Total Other Corporate Debt -- 0.6%                                            6,000,000
                                                                                         -------------
               (Cost $6,000,000)

                       COMMON STOCK AND PREFERRED STOCK

  Shares                                                                                             Value
---------                                                                                      -----------------
              Apparel Products: 0.0%
 13,294   @   Butterick Company, Inc. (sewing aids)                                                     12,557
                                                                                                        ------
              Diversified/Conglomerate Manufacturing: 0.0%
  2,633   @   KDI Corp. -- common (defense and leisure products) (2)                                       --
                                                                                                        ------
              Diversified/Conglomerate Services: 0.1%
53,451    @   Staff Leasing, Inc. (employee leasing)                                                 1,365,005
                                                                                                     ---------
              Restaurants: 0.3%
413,980   @   America's Favorite Chicken Co. -- common (quick service
               restaurant chain) (R)                                                                  3,645,645
                                                                                                     ---------
              Textiles and Leather: 0.2%
127,306   @   Dan River, Inc. -- common (diversified textiles) (R)                                   2,191,254
                                                                                                     ---------
                Total Common Stock and Preferred Stock -- 0.6%                                       7,214,461
                                                                                                     ---------
                (Cost $1,247,811)

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

      1   @   Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and manufacturer of wagering equipment),
               Expires 10/30/03 (R)                                                                     64,147
      1   @   Autotote Systems, Inc., Option representing 0.248% common
               shares issued and outstanding (R)                                                            --
80,634    @   Capital Tool & Design, Warrants representing 80,634 common
               shares (brake backing plates) (R)                                                       143,529
19,000    @   Covenant Care, Inc., Warrants representing 19,000 common
               shares (long-term healthcare facilities) (R)                                            285,000
26,606    @   KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                --
                                                                                                     ---------
                Total Stock Purchase Warrants and Other Securities -- 0.1%                             492,676
                                                                                                     ---------
                (Cost $0)
                Total Investments (Cost $1,500,837,576) (5)                         136.2%      $1,500,202,851
                Liabilities in Excess of Cash and Other Assets -- Net               (36.2)%       (398,628,177)
                                                                                    -----       --------------
                  Net Assets                                                        100.0%      $1,101,574,674
                                                                                    =====       ==============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

----------------
  @  Non-income producing security
(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection.
(R)  Restricted security
  * Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.
(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of liquidation.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) The borrower is restructuring and interest is being recognized as cash payments are received.
(5) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,500,837,576 and net unrealized depreciation consists of the following:

         Gross Unrealized Appreciation         6,459,326
         Gross Unrealized Depreciation        (7,094,051)
                                            ------------
           Net Unrealized Depreciation      $   (634,725)
                                            ============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,500,837,576)                 $ 1,500,202,851
Receivables:
 Fund shares sold                                                             38,740,962
 Securities sold                                                               1,465,092
 Interest                                                                     14,645,495
 Other                                                                            84,740
Prepaid expenses                                                                 397,488
Prepaid arrangement fees on notes payable                                        360,053
                                                                         ---------------
   Total assets                                                            1,555,896,681
                                                                         ---------------
LIABILITIES:
Notes payable                                                                445,000,000
Overdraft payable to custodian                                                 1,867,630
Deferred arrangement fees on senior loans                                      3,540,618
Accrued interest payable                                                       2,967,776
Accrued expenses                                                                 945,983
                                                                         ---------------
   Total liabilities                                                         454,322,007
                                                                         ---------------
NET ASSETS (equivalent to $9.36 per share, based on 117,677,595 shares
 of beneficial interest authorized and outstanding, no par value)        $ 1,101,574,674
                                                                         ===============
Net Assets Consist of:
 Paid-in capital                                                         $ 1,117,248,708
 Undistributed net investment income                                          13,470,456
 Accumulated net realized loss on investments                                (28,509,765)
 Net unrealized depreciation of investments                                     (634,725)
                                                                         ---------------
   Net assets                                                            $ 1,101,574,674
                                                                         ===============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Three Months Ended May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                           $ 32,179,937
Arrangement fees earned                                               1,532,354
Other                                                                   780,993
                                                                   ------------
 Total investment income                                             34,493,284
                                                                   ------------
EXPENSES:
Interest                                                              6,616,570
Investment management fees                                            2,762,026
Administration fees                                                     473,787
Revolving credit facility fees                                          203,961
Miscellaneous expense                                                   189,058
Transfer agent and registrar fees                                       155,683
Reports to shareholders                                                 133,898
Custodian fees                                                           93,812
Recordkeeping and pricing fees                                           61,802
Professional fees                                                        48,274
Insurance expense                                                        22,247
Trustees' fees                                                            7,562
                                                                   ------------
 Total expenses                                                      10,768,680
 Less: Earnings credits                                                    --
                                                                   ------------
 Net expenses                                                        10,768,680
                                                                   ------------
   Net investment income                                             23,724,604
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments                                      1,859,792
Change in unrealized depreciation of investments                     (2,214,851)
                                                                   ------------
 Net loss on investments                                               (355,059)
                                                                   ------------
   Net increase in net assets resulting from operations            $ 23,369,545
                                                                   ============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Three Months
                                                                  Ended May 31,        Year Ended
                                                                       1998           February 28,
                                                                   (Unaudited)            1998
                                                                 --------------      --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                            $   23,724,604      $   95,217,224
Net realized gain (loss) on investments                               1,859,792         (18,935,269)
Change in unrealized appreciation (depreciation)
 on investments                                                      (2,214,851)          5,319,483
                                                                 --------------      --------------
 Net increase in net assets resulting from operations                23,369,545          81,601,438

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                            (22,180,862)        (93,879,672)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                   3,650,050          15,591,705
Share offerings (see NOTE 1)                                         62,333,131                  --
                                                                 --------------      --------------
 Net increase from capital share transactions                        65,983,181          15,591,705
 Total increase in net assets                                        67,171,864           3,313,471

NET ASSETS:
Beginning of period                                               1,034,402,810       1,031,089,339
                                                                 --------------      --------------
End of period (including undistributed net investment
 income of $13,470,456 and $11,926,714, respectively)            $1,101,574,674      $1,034,402,810
                                                                 ==============      ==============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                      383,407           1,624,659
Shares sold in connection with share offerings (see NOTE 1)           6,529,700                  --
                                                                 --------------      --------------
 Net increase in shares outstanding                                   6,913,107           1,624,659
                                                                 ==============      ==============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Three Months Ended May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
 Interest received                                                    $  30,960,217
 Facility fees received                                                   1,667,919
 Commitment fees received                                                   104,924
 Other income received                                                      794,028
 Interest paid                                                           (5,308,061)
 Other operating expenses paid                                           (3,834,732)
 Purchases of portfolio securities                                     (545,015,163)
 Proceeds from disposition of portfolio securities                      411,301,770
                                                                      -------------
   Net cash used for operating activities                              (109,329,098)
                                                                      -------------
Cash Flows From Financing Activities:
 Dividends paid                                                         (18,530,823)
 Proceeds from share offerings                                           29,009,664
 Overdraft financing                                                     (4,149,743)
 Loan advance                                                           103,000,000
                                                                      -------------
   Net cash provided by financing activities                            109,329,098
                                                                      -------------
 Net change in cash                                                            --
 Cash at beginning of year                                                     --
                                                                      -------------
 Cash at end of year                                                  $        --
                                                                      =============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Provided By Operating Activities:
 Net increase in net assets resulting from operations                    23,369,545
                                                                      -------------
 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Increase in investments in securities                               (132,937,571)
   Increase in dividends and interest receivable                         (1,630,015)
   Decrease in other assets                                                  43,749
   Decrease in prepaid arrangement fees on notes payable                     51,293
   Decrease in prepaid expenses                                              15,939
   Increase in deferred arrangement fees on senior loans                    150,898
   Increase in accrued interest payable                                   1,453,947
   Increase in accrued expenses                                             153,117
                                                                      -------------
   Total adjustments                                                   (132,698,643)
                                                                      -------------
    Net cash used for operating activities                            $(109,329,098)
                                                                      =============

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    Three Months
                                        Ended                          Years Ended February 28 or February 29,
                                    May 31, 1998      -----------------------------------------------------------------------------
                                    (Unaudited)           1998         1997(7)           1996(6)          1995              1994
                                    -----------       -----------    -----------       -----------    -----------       -----------
Per Share Operating Performance
Net asset value, beginning of
 period                             $      9.34       $      9.45    $      9.61       $      9.66    $     10.02       $     10.05
Net investment income                      0.21              0.87           0.82              0.89           0.74              0.60
Net realized and unrealized gain
 (loss) on investments                     0.01             (0.13)         (0.02)            (0.08)          0.07             (0.05)
                                    -----------       -----------    -----------       -----------    -----------       -----------
Increase in net asset value from
 investment operations                     0.22              0.74           0.80              0.81           0.81              0.55
Distributions from net investment
 income                                   (0.20)            (0.85)         (0.82)            (0.86)         (0.73)            (0.60)
Reduction in net asset value from
 rights offering                           --                --            (0.14)             --            (0.44)             --
Increase in net asset value from
 repurchase of capital stock               --                --             --                --             --                0.02
                                    -----------       -----------    -----------       -----------    -----------       -----------
Net asset value, end of period      $      9.36       $      9.34    $      9.45       $      9.61    $      9.66       $     10.02
                                    ===========       ===========    ===========       ===========    ===========       ===========
Closing market price at end of
 period                             $     10.25       $     10.31    $     10.00       $      9.50    $      8.75       $      9.25
Total Return
Total investment return at closing
 market price(3)                           1.50%            12.70%         15.04%(5)         19.19%          3.27%(5)          8.06%
Total investment return at net
 asset value(4)                            2.33%             8.01%          8.06%(5)          9.21%          5.24%(5)          6.28%
Ratios/Supplemental Data
Net assets, end of period (000's)   $ 1,101,575       $ 1,034,403    $ 1,031,089       $   862,938    $   867,083       $   719,979
Average borrowings (000's)          $   431,739       $   346,110    $   131,773       $      --      $      --         $      --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.07%(1)          1.04%          1.13%             --             --                --
 Expenses                                  2.91%(1)          2.65%          1.92%             --             --                --
 Net investment income                     6.40%(1)          6.91%          7.59%             --             --                --
Ratios to average net assets :
 Expenses (before interest and
  other fees related to revolving
  credit facility)                         1.50%(1)          1.39%          1.29%             --             --                --
 Expenses                                  4.08%(1)          3.54%          2.20%             1.23%          1.30%             1.31%
 Net investment income                     9.00%(1)          9.23%          8.67%             9.23%          7.59%             6.04%
Portfolio turnover rate                      28%               90%            82%               88%           108%               87%
Shares outstanding at end of
 period (000's)                         117,678           110,764        109,140            89,794         89,794            71,835

------------
(1) Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                                             Years Ended February 28 or February 29,
                                    ----------------------------------------------------------------------------------------
                                        1993               1992               1991               1990                1989
                                    ------------         --------          ----------         ---------           ----------
Per Share Operating Performance
Net asset value, beginning of
 period                             $      9.96          $   9.97          $   10.00          $  10.00            $   10.00
Net investment income                      0.60              0.76               0.98              1.06                 0.72
Net realized and unrealized gain
 (loss) on investments                     0.01             (0.02)             ( 0.05)              --                    --
                                    ------------         --------          ----------         ---------           ----------
Increase in net asset value from
 investment operations                     0.61              0.74               0.93              1.06                 0.72
Distributions from net investment
 income                                   (0.57)            (0.75)             ( 0.96)          ( 1.06)               ( 0.72)
Reduction in net asset value from
 rights offering                             --                --                  --               --                    --
Increase in net asset value from
 repurchase of capital stock               0.05                --                  --               --                    --
                                    ------------         --------          ----------         ---------           ----------
Net asset value, end of period      $     10.05          $   9.96          $    9.97          $  10.00            $   10.00
                                    ============         ========          ==========         =========           ==========
Closing market price at end of
 period                             $      9.13          $     --          $       --         $     --            $       --
Total Return
Total investment return at closing
 market price(3)                          10.89%               --                  --               --                    --
Total investment return at net
 asset value(4)                            7.29%             7.71%               9.74%           11.13%                 7.35%
Ratios/Supplemental Data
Net assets, end of period (000's)   $   738,810          $874,104          $1,158,224         $1,036,470          $  252,998
Average borrowings (000's)          $        --          $     --          $       --         $     --            $       --
Ratios to average net assets plus
 borrowings:
 Expenses (before interest and
  other fees related to revolving
  credit facility)                          --                 --                  --               --                    --
 Expenses                                   --                 --                  --               --                    --
 Net investment income                      --                 --                  --               --                    --
Ratios to average net assets :
 Expenses (before interest and
  other fees related to revolving
  credit facility)                          --                 --                  --               --                    --
 Expenses                                  1.42%             1.42%(2)            1.38%            1.46%(2)              1.18%(1)(2)
 Net investment income                     5.88%             7.62%(2)            9.71%           10.32%(2)              9.68%(1)(2)
Portfolio turnover rate                      81%               53%                 55%             100%                   49%(1)
Shares outstanding at end of
 period (000's)                          73,544            87,782             116,022          103,660                25,294

------------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

                See Accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES


Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   At February 28, 1998, the Trust had capital loss carryforwards for federal income tax purposes of approximately $19,738,326 which is scheduled to expire through February 28, 2006.

   The Board of Trustees intends to offset any future net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), Investors Fiduciary Trust Co., the Plan Agent, purchased, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares were purchased only when the closing sale or bid price plus commission was less than the net asset value per share of the stock on the valuation date. If the market price plus commissions was equal to or exceeded the net asset value, new shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. Share Offerings. During the quarter ended May 31, 1998, the Trust began issuing shares under two separate shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the three months ended May 31, 1998, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $544,945,889 and $411,301,770, respectively. At May 31, 1998, the Trust held senior loans valued at $1,486,495,714 representing 99.1% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                       Date of          Cost or
                                                                     Acquisition     Assigned Basis
                                                                     -----------     --------------
America's Favorite Chicken Co. -- Common                               11/05/92        $        1
Autotote Systems, Inc. -- Option                                       11/11/92                --
Autotote Systems, Inc. -- Warrant                                      11/11/92                --
Capital Tool & Design -- Warrants                                      07/26/96                --
Covenant Care, Inc. -- Warrants                                        12/22/95                --
Dan River, Inc. -- Common                                              09/15/91         1,217,260
KDI Corp. Units of Trust                                               09/19/95                --
Staff Leasing, Inc.                                                    09/01/95            30,550
                                                                                       ----------
Total restricted securities excluding senior loans (market value
 of $7,694,580 was 0.70% of net assets at May 31, 1998)                                $1,247,811
                                                                                       ==========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim
America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

On May 2, 1998, the Board of Trustees approved an amendment to the Trust's investment management agreement with the Manager that changes the investment management fee to a rate of 0.80% of the average daily net assets of the Trust plus the proceeds of any outstanding borrowings. The amendment will not be effective until approved by a majority of the shareholders of the Trust. The amendment will be submitted to shareholders for their approval at the Trust's annual shareholders meeting currently scheduled for August 6, 1998.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a four year revolving credit agreement to borrow up to $515 million from a syndicate of major banks maturing May 2, 2000. Borrowing rates under these agreements are based on a fixed spread over LIBOR or the federal funds rate. The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and four years, respectively. The amount of borrowings outstanding at May 31, 1998, was $445.0 million at a weighted average interest rate of 6.1%, which represented 28.8% of net assets plus borrowings. Average borrowings for the three months ended May 31, 1998, were $431,739,130 and the average annualized interest rate was 6.1%.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

As of May 31, 1998, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

                Classic Cable                        $     3,352
                Edward's Baking Co.                      607,423
                Huntsman Corp.                         1,182,949
                Liberman Broadcasting, Inc.              224,000
                Liberty House, Inc.                    4,066,582
                Neff Corp.                           $ 1,861,752
                Palace Station                           394,143
                Papa Gino's, Inc.                      3,178,808
                The Presley Companies                  2,000,000
                                                     -----------
                                                     $13,519,009
                                                     ===========

NOTE 5 -- RIGHTS OFFERINGS

On October 18, 1996, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the quarter ended May 31, 1998, the Trust sold certain holdings in senior loans to an affiliated fund managed by the Manager at prices determined by the Manager to represent market prices. The proceeds and cost of such loans were $20,022,920 and $20,000,000, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBSEQUENT EVENTS

Subsequent to May 31, 1998, the Trust declared the following dividends from net investment income:

                Per Share Amount     Payable Date     Record Date
                ----------------     ------------     -----------
                    $  0.0710          06/22/98         06/10/98
                    $  0.0680          07/22/98         07/10/98

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                 Management's Additional Operating Information
                 ---------------------------------------------

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.
                                       30
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                                       31

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                                       32

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
 FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                    INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc.     Call Pilgrim America Prime Rate Trust
Two Renaissance Square                1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ 85004-4424

SHAREHOLDER SERVICING AGENT           TRANSFER AGENT
Pilgrim America Group, Inc.           DST Systems, Inc.
Two Renaissance Square                P.O. Box 419368
40 North Central Avenue               Kansas City, Missouri 64141
Suite 1200
Phoenix, AZ 85004-4424
1-800-992-0180

WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004-4424


TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

                             Pilgrim America Funds

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                Pilgrim America
                              Bank and Thrift Fund

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund



                                Pilgrim America
                                     Funds

  "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              13-SS-070198-072998